UBS PAINEWEBBER PATHFINDERS TRUST
                  TREASURY AND GROWTH STOCK SERIES 26

                         Filed Pursuant to 497 (d)
                         Registration File No.: 333-46290

                      PROSPECTUS SUPPLEMENT
                      Dated November 30, 2001

This Prospectus Supplement dated November 30, 2001 modifies the
Prospectus for the UBS PaineWebber Pathfinders Trust, Treasury and Growth Stock Series 26 dated October 26, 2000 (referred to herein as the "Trust") attached hereto (the "Prospectus").

Enron Corporation, an issuer of one of the equity securities held in the Trust, has been sold from the Trust portfolio. The Sponsor directed the Trustee to liquidate all such Enron Corporation securities reflecting the occurrence of materially adverse credit factors, that in the opinion of the Sponsor, made retention of such securities not in the best interests of the Unitholders.